Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
447462102
302941109
159852102
Issuer
HURON CONSULTING GROUP INC
FTI CONSULTING INC
CHARLES RIVER ASSOCIATES INC
Underwriters
DBSI, UBS, William Blair
Lehman Brothers, Adams Harkness, BofA,
Janney Montgomery, SunTrust
William Blair, Adams Harkness
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
HURN US
FCN US
CRAI US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/12/2004
2/6/2003
8/5/2003
Total amount of offering sold to QIBs
5,000,000
0
0
Total amount of any concurrent public offering
0
2,330,000
2,060,000
Total
5,000,000
2,330,000
2,060,000
Public offering price
 $                                                           15.50
 $                                                           40.00
 $                                                           31.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.09%
2.20%
1.75%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Global Discovery Fund
Boston
12,600
 $                   195,300
0.25%
30.66%
3.04%
10/28/2004
SVS I Global Discovery Portfolio
Boston
5,500
 $                     85,250
0.11%
30.66%
3.03%
10/28/2004
New York Fund







Scudder Micro Cap Fund
New York
12,900
 $                   199,950
0.26%
22.50%
-0.95%
10/13/2004
Total

31,000
 $                   480,500
0.62%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45772G105
091935502
500479104
Issuer
INPHONIC INC
BLACKBOARD INC
KONGZHONG CORP-ADR
Underwriters
DBSI, JP Morgan, Allen & Co, Friedman
Billings, Pacific Crest, Thomas Weisel
CSFB, BofA, Merrill Lynch, Thomas Weisel
UBS, BofA, CIBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
INPC US
BBBB US
KONG US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/15/2004
6/17/2004
7/8/2004
Total dollar amount of offering sold to QIBs
7,500,000
5,500,000
10,000,000
Total dollar amount of any concurrent public offering
0
0
0
Total
7,500,000
5,500,000
10,000,000
Public offering price
 $                                                           19.00
 $                                                           14.00
 $                                                           10.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.33%
0.98%
0.70%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century Growth Fund
Boston
9,000
 $                   171,000
0.12%
38.92%
1.74%
12/3/2004
New York Funds







Scudder Micro Cap Fund
New York
6,400
 $                   121,600
0.09%
29.86%
1.58%
12/3/2004
Scudder Small Cap Fund
New York
22,500
 $                   427,500
0.30%
29.86%
1.66%
12/3/2004
Total

28,900
 $                   549,100
0.39%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip

38259P508
611742107
Issuer
SHOPPING.COM
GOOGLE INC
MONSTER WORLDWIDE INC
Underwriters
Goldman Sachs, CSFB, DB, Piper Jaffray
CSFB, Morgan Stanley, Allen & Co, Citigroup,
Goldman Sachs, JP Morgan, Lehman
Brothers, Thomas Weisel, UBS WR
Hambrecht
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SHOP
GOOG US
MNST US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
8/18/2004
1/5/2004
Total dollar amount of offering sold to QIBs
6,870,000
1,961,000
0
Total dollar amount of any concurrent public offering
0
0
250,000
Total
6,870,000
1,961,000
250,000
Public offering price
 $                                                           18.00
 $                                                           85.00
 $                                                           23.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.26%
2.38%
0.48%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder 21st Century Growth Fund
Boston
3,800
 $                     68,400
0.06%
56.90%
2.71%
11/2/2004
Scudder Technology & Innovation Fund
Boston
2,800
 $                     50,400
0.04%
56.89%
4.03%
11/2/2004
SVS I 21st Century Growth Portfolio
Boston
1,300
 $                     23,400
0.02%
56.90%
2.77%
11/2/2004
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
5,600
 $                   100,800
0.08%
56.90%
2.69%
11/2/2004
SVS II Technology Growth Portfolio
Chicago
3,300
 $                     59,400
0.05%
47.44%
0.25%
10/26/2004
New York Funds







Scudder Micro Cap Fund
New York
2,800
 $                     50,400
0.04%
47.63%
0.43%
10/26/2004
Scudder Small Cap Growth Fund
New York
9,500
 $                   171,000
0.14%
56.90%
2.68%
11/2/2004
Total

12,300
 $                   221,400
0.18%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
98974V107
884453101
12497T101
Issuer
ZIPREALTY INC
THOMAS PROPERTIES GROUP
CB RICHARD ELLIS GROUP INC
Underwriters
DBSI, UBS, Pacific Growth, Thomas Weisel
Friedman Billings, UBS, RBC, Wells Fargo
Citigroup, CSFB, Bear Stearns, Goldman
Sachs, JP Morgan, Lehman Brothers, Merrill
Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ZIPR US
TPGI US
CBG US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2004
10/6/2004
12/7/2004
Total dollar amount of offering sold to QIBs
4,550,000
14,290,000
0
Total dollar amount of any concurrent public offering
0
0
15,000,000
Total
4,550,000
14,290,000
15,000,000
Public offering price
 $                                                           13.00
 $                                                           12.00
 $                                                           28.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.91%
0.84%
1.12%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century Growth Fund
Boston
7,600
 $                     98,800
0.17%
24.38%
0.00%
11/10/2004
SVS I 21st Century Growth Portfolio
Boston
2,600
 $                     33,800
0.06%
24.38%
0.00%
11/10/2004
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
11,200
 $                   145,600
0.25%
24.38%
0.00%
11/10/2004
New York Fund







Scudder Micro Cap Fund
New York
5,600
 $                     72,800
0.12%
24.38%
0.00%
11/10/2004
Scudder Small Cap Fund
New York
19,000
 $                   247,000
0.42%
24.38%
0.00%
11/10/2004
Total

46,000
 $                   598,000
1.01%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
B05NYN907
38045R107
760276105
Issuer
JET AIRWAYS INDIA
GOL LINHAS AEREAS INTEL
REPUBLIC AIRWAYS
Underwriters
Citigroup, Deutsche Bank AG, DSP Merrill
Lynch, HSBC, Kotak Mahindra, UBS
Morgan Stanley, Merrill Lynch, JP Morgan,
Raymond James, UBS
Merrill Lynch, Raymond James, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
JETIN IN
GOL US
RJET US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2005
6/23/2004
5/26/2004
Total dollar amount of offering sold to QIBs
 $                                                   43,463,000
 $                                                 280,920,000
 $                                                   65,000,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                   43,463,000
 $                                                 280,920,000
 $                                                   65,000,000
Public offering price
 $                                                           25.17
 $                                                           17.00
 $                                                           13.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission

0.85%
0.91%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Emerging Markets Fund
Boston
37,800
 $                   951,270
2.19%
10.32%
-5.22%
3/31/2005
Closed End Funds







Scudder New Asia Fund, Inc.
Closed End
17,200
 $                   432,853
1.00%
10.32%
-3.31%
3/31/2005
Total

55,000
 $
1,384,123
3.18%